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THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SUPPLEMENT DATED AUGUST 13, 2001, TO THE EQUI-VEST EMPLOYER-SPONSORED RETIREMENT PROGRAMS ("EQUI-VEST") PROSPECTUS AND THE TSA ADVANTAGE SUPPLEMENT ("SERIES 600")

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This supplement, which is for use in the state of Washington ONLY, modifies certain information in the above-referenced Prospectus and Supplement. Unless otherwise indicated, all other information in the Prospectus and Supplement remains unchanged. The modifications are as follows:

(1) All references to the "Fixed Maturity Options ("FMOs")" are deleted in their entirety. The contracts described in the above-referenced Prospectus and Supplement do not offer FMOs.*

* The incidental reference to "fixed maturity options" at the top of page 8 in the Series 600 Supplement, however, is not deleted.

(2) In "Charges and Expenses," under "Annual administrative charge," the seventh paragraph in the EQUI-VEST Prospectus and the fourth paragraph in the Series 600 Supplement are deleted in their entirety and replaced with the following:

          The charge is deducted pro rata from the variable investment options. If your account value is allocated 100% to the guaranteed interest option, the charge will be waived.

(3)   APPLICABLE TO EQUI-VEST CONTRACTS ONLY:

     o All references to "Trusteed (sometimes referred to as "Unincorporated and/or Corporate Trusteed") contracts are deleted in their entirety. These contracts are not available through the above-referenced prospectus.

     o In "Charges and Expenses," under "Withdrawal charge for Series 300 and 400 contracts," the following paragraph is added immediately following the first paragraph:

               For SIMPLE IRA contracts, in the case of surrenders, we will pay you the greater of (i ) the cash value, or (ii) the free withdrawal amount plus 94% of the remaining account value. For issue ages 60 and older, the percentage is 95% in the 5th contract year following a contribution; for issue ages under 60, the percentage is 94-1/2% in the 6th contract year following a contribution.

     o In "Charges and Expenses," under "Disability, terminal illness or confinement to a nursing home," the first bullet in the last paragraph is deleted in its entirety and replaced with the following:

               o after six (for SIMPLE IRA contracts, five) contract years and the annuitant is at least age 59-1/2; or



                     FOR USE IN THE STATE OF WASHINGTON ONLY


Form Number 888-1326A                                           Cat No. 129484.